Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Revenues
Sales of goods	$ 0	$ 0	$ 0	$ 5,000
Total revenues	0	0	0	5,000
Operating expenses
Research and development	1,839,000	3,235,000	5,331,000	6,946,000
General and administrative	1,455,000	909,000	4,371,000	2,760,000
Marketing	0	0	0	0
Cost of sales	0	0	0	4,000
Total expenses	3,294,000	4,144,000	9,702,000	9,710,000
Loss from operations	(3,294,000)	(4,144,000)	(9,702,000)	(9,705,000)
Other Expense
Operating lease and financial obligations	(9,000)	(11,000)	(30,000)	(31,000)
Interest income (cost)	5,000	(1,000)	5,000	25,000
Loss before income tax	(3,298,000)	(4,156,000)	(9,727,000)	(9,711,000)
Income tax provision(recovery)	0	0	0	0
Net loss	$ (3,298,000)	$ (4,156,000)	$ (9,727,000)	$ (9,711,000)
Net loss per share Basic & Diluted	$ (0.04)	$ (0.06)	$ (0.12)	$ (0.13)
Weighted average number of common shares outstanding	83,752	74,699	81,092	72,683